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                        Aquila Gas Pipeline Corporation

                              File Number 1-12426

                                  Exhibit 10.2

                 Amendment No. 2 to Revolving Credit Agreement dated September 26, 1994 between Aquila Energy
                Corporation and Aquila Gas Pipeline Corporation

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                 AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT


       THIS AMENDMENT NO. 2 (the "Amendment No. 2") to that certain Revolving Credit Agreement dated as of September 26, 1994 (the "Revolving Credit Agreement") is entered into as of this 17th of October 1996 by and between AQUILA ENERGY CORPORATION, a Missouri corporation ("Lender") and AQUILA GAS PIPELINE CORPORATION, a Delaware corporation ("Borrower").


                              W I T N E S S E T H:


       WHEREAS, Lender and Borrower have entered into the Revolving Credit Agreement and desire to amend said agreement in order to extend its term and duration.

       NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements set forth herein, the parties agree as follows:

              1. Use of Defined Terms. All terms not otherwise defined herein shall have the meanings set forth in the Revolving Credit Agreement.

              2. Increase in Advances. Paragraph 1 of the Revolving Credit Agreement is amended by deleting the number "$100,000,000" and substituting the number "$165,000,000" in its place.

              3.     New Contract Note.  Borrower shall execute a new Revolving
Note in the form attached hereto in the principal amount of $165,000,000 in substantially the form attached hereto as Exhibit A, in substitution for the existing Revolving Note.

              4. Extension of Expiry Date. Paragraph 14 of the Revolving Credit Agreement is hereby deleted in its entirety and amended and restated as follows:

                     14. Expiry Date. This Agreement shall expire on December 13, 1997 (the "Commitment Period"). The Commitment Period shall thereafter automatically be renewed for successive one-year periods unless Lender shall provide notice to Borrower of its intention not to renew this Agreement at least twelve months in advance of nonrenewal.

              5. Entire Agreement. This Amendment No. 2 constitutes the entire amendment to the Revolving Credit Agreement agreed to by Lender and Borrower. All other terms and conditions of the Revolving Credit Agreement not deleted, amended, or changed herein remain in full force and effect.
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       IN WITNESS WHEREOF, the parties have entered into and executed this
Amendment No. 2 as of the date first above written.

                          AQUILA GAS PIPELINE CORPORATION


                          By/s/ Damon C. Button
                            ---------------------------------
                          Name:  Damon C. Button
                          Title:    Vice President



                          AQUILA ENERGY CORPORATION


                          By/s/ Lawrence Clayton
                            ---------------------------------
                          Name:  Lawrence Clayton
                          Title:    Vice President